WELLS FARGO FUNDS TRUST

Income Plus Fund
Class A, Class B, Class C

Supplement dated February 5, 2003 to the Prospectus
dated October 1, 2002, as amended February 5, 2003

The Board of Trustees of Wells Fargo Funds Trust (the "Board"), at its regular, in-person meeting held on February 4, 2003, approved a change to a non-fundamental investment policy of the Income Plus Fund (the "Fund"). The Board changed the Fund's policy of maintaining an average credit quality rating of "BB" for the below investment-grade debt securities portion of its portfolio to "B- or higher." The Fund's policy of investing up to 50% of its total assets in below investment-grade debt securities remains unchanged. The resulting change to the Prospectus is described below:

The last paragraph in the "Permitted Investments" section for the Fund on page 24 of the Prospectus is replaced with the following:

We will generally invest in below investment-grade debt securities that are rated at least "Caa" by Moody's or "CCC" by S&P, or that are unrated but deemed by us to be of comparable quality. We will maintain an average credit quality for this portion of the portfolio of "B- or higher" as rated by S&P.

Effective immediately, Daniel J. Kokoszka, CFA no longer serves as a co-portfolio manager with Robert N. Daviduk, CFA for the Fund. Mr. Daviduk serves as the sole portfolio manager responsible for the day-to-day management of the Fund. The "Portfolio Managers" section of the Prospectus is supplemented by removing the biography for Daniel J. Kokoszka, CFA. Biographical information for Mr. Daviduk can be found in the "Portfolio Managers" section on page 66 of the Prospectus.